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                                                                    EXHIBIT 23.2


               [LETTERHEAD OF ARTHUR ANDERSEN LLP APPEARS HERE]



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------



     As independent public accountants, we hereby consent to the incorporation by reference of our report included in the Annual Report on Form 10-K for the year ended December 31, 1996 of IDS/Jones Growth Partners 87-A, Ltd. (the "Partnership") into the Partnership's Proxy Statement.



                                             /s/ Arthur Andersen LLP

                                             ARTHUR ANDERSEN LLP


Denver, Colorado
  May 8, 1997.